EXHIBIT 1


              SETTLEMENT AGREEMENT dated December 29, 2000, among Holsten Investment Inc. ("Holsten"), Universal Express, Inc. ("USXP") and Sky World International Couriers, Inc. ("Sky World"), Richard A. Altomare ("Altomare") and Albert P. Hernandez ("Hernandez).

1. Upon execution of this Agreement:

   (a) Antonio Zamora, as Escrow Agent, shall deliver to Holsten and Hernandez, to be allocated among them in the same percentages as sold by them under PSA, all of the shares of SkyWorld Stock held by him in escrow under the Stock Purchase Agreement date July 1, 1998, as amended ("SPA"). Title to such Shares shall vest in Holsten and Hernandez immediately, free of any claims or rights of USXP.

   (b) Antonio Zamora shall deliver to USXP all shares of USXP held by him under the SPA.

   (c) The SPA shall terminate with all rights, privileges obligations and liabilities of each party thereunder terminating.

   (d) USXP acknowledges that it holds no legal or equitable title to, or right to acquire from anyone, any shares of capital stock of SkyWorld.

2. SkyWorld will give USXP a non-exclusive license to sublicense the use of the SkyNet name in connection with an international courier service in the US, as set forth in Exhibit A (to be drafted later).

3. SkyWorld will give USXP an agreement to provide international courier service on the terms set forth in Exhibit B (to be drafted later).

4. SkyWorld will pay all debts and obligations to USXP as follows:

   (a) $200,000 in cash within 60 days hereof which USXP agrees to earmark to development of the franchise operations; plus

   (b) $30,000 per month for six (6) consecutive months, beginning 30 days after the payment of the aforesaid $200,000, plus an additional $20,000 one month after the sixth (6th) payment of $30,000, to be used as determined by USXP.

5. SkyNet will issue a service credit to USXP in the amount of $700,000, as set forth in Exhibit C (to be drafted later), provided that USXP shall not use more than $50,000 in credits in any one month, unless authorized otherwise by SkyNet.

6. USXP and Richard Altomare is to be released from all of their obligations to SkyWorld incurred while USXP was a shareholder of SkyWorld. SkyWorld and Albert P. Hernandez is to be released from all of their obligations incurred to USXP while USXP was a shareholder of SkyWorld.

7. The parties hereto and Richard Altomare shall exchange with each other complete Releases within sixty (60) days of the date hereof.

8. The parties shall prepare the agreements described in 2 and 3 above as promptly as possibly. Payments to USXP pursuant to (4) above shall be subject to the exchange of releases by the parties.

                                 /s/
                                 ---------------------
                                 RICHARD A. ALTOMARE

                                 /s/
                                 ---------------------
                                 ALBERT P. HERNANDEZ


                                 HOLSTEN INVESTMENTS, INC.
                                     By: /s/
                                 -------------------------

                                 UNIVERSAL EXPRESS, INC.
                                     By: /s/
                                 -------------------------

                                 SKYWORLD INTERNATIONAL COURIERS, INC.
                                     By: /s/
                                 -------------------------------------

GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS:

   That SKYWORLD INTERNATIONAL COURIERS, INC. (SkyWorld), HOLSTEN INVESTMENTS, INC. (Holsten) and ALBERT P. HERNANDEZ (Hernandez), herein collectively referred to as the first party, for and in consideration of the sum of $10.00 and other good and valuable considerations, received from or on behalf of UNIVERSAL EXPRESS, INC., (USXP) and RICHARD A. ALTOMARE (Altomare) herein collectively know as the second party, the receipt whereof is hereby acknowledged.

   (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives and assigns of individuals, and the successor and assigns or corporations, wherever the context so admits or requires).

   HEREBY remise, release, acquit, satisfy and forever discharge the said second party, of and from all, and all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, duties, obligations, undertakings, variances, trespasses, damages, judgements, executions, claims and demands whatsoever, in law or in equity, which said first party ever had, now has, or which any personal representative, successor, heir, or assign of said first party hereafter can, shall or may have, against said second party, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release, except as provided in the Settlement Agreement dated December 29, 2000 executed by the parties hereto.

   This General Release may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same release.

   This General Release shall be governed by and construed in accordance with the laws of the State of Florida.

   If any term, provision, clause or part of this General Release or the application thereof under certain circumstances is held invalid, illegal or incapable of being enforced by any law or public policy, all other terms, provisions and parts of this General Release shall nevertheless remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this release to be duly executed on the 2nd day of January, 2001.


                                      SKYWORLD INTERNATIONAL COURIERS, INC.
                                      By: /s/
                                      --------------------------------------

                                      HOLSTEN INVESTMENTS, INC.
                                      By: /s/
                                      --------------------------

                                       /s/
                                      --------------------------
                                      ALBERT P. HERNANDEZ

   STATE OF           )
                      ) SS:
   COUNTY OF          )

   The foregoing general release was acknowledged before me this 2nd day of January, 2001, by Albert Hernandez, as President of SkyWorld International Couriers, Inc. and by Albert P. Hernandez, individually, who are personally known to me or have produced driver's license as identification.

                                            /s/
                                            -------------------------

   Print Name: _________________________
   Notary Public, State of _________________

  State of             )
                       ) SS:
  County of            )

   The foregoing general release was acknowledged before me this 2nd day of January, 2001, by G. Guzman, as Attorney of Holsten Investments, Inc. and by Albert P. Hernandez, individually, who are personally known to me or have produced driver's license as identification.

                                              /s/
                                              -------------------------

   Print Name: _________________________
   Notary Public, State of _________________

GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS:

   That UNIVERSAL EXPRESS, INC, (USXP) and RICHARD A. ALTOMARE (Altomare), herein collectively referred to as the first party, for and in consideration of the sum of $10.00 and other good and valuable considerations, received from or on behalf of SKYWORLD INTERNATIONAL COURIERS, INC. (SkyWorld), HOLSTEN INVESTMENT, INC (Holsten) and ALBERT A. HERNANDEZ (Hernandez) herein collectively know as the second party, the receipt whereof is hereby acknowledged.

   (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives and assigns of individuals, and the successor and assigns or corporations, wherever the context so admits or requires).

   HEREBY remise, release, acquit, satisfy and forever discharge the said second party, of and from all, and all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, duties, obligations, undertakings, variances, trespasses, damages, judgements, executions, claims and demands whatsoever, in law or in equity, which said first party ever had, now has, or which any personal representative, successor, heir, or assign of said first party hereafter can, shall or may have, against said second party, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release, except as provided in the Settlement Agreement dated December 29, 2000 executed by the parties hereto.

   This General Release may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same release.

   This General Release shall be governed by and construed in accordance with the laws of the State of Florida.

   If an term, provision, clause or part of this General Release or the application thereof under certain circumstances is held invalid, illegal or incapable of being enforced by any law or public policy, all other terms, provisions and parts of this General Release shall nevertheless remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this release to be duly executed on the 2nd day of January, 2001.


                                      UNIVERSAL EXPRESS, INC.
                                      ------------------------
                                      By: /s/


                                       /s/
                                      ------------------------
                                      RICHARD A. ALTOMARE

   STATE OF          )
                     ) SS:
   COUNTY OF         )

   The foregoing general release was acknowledged before me this 2nd day of January, 2001, by Richard Altomare, as President of Universal Express, Inc. and by Richard Altomare, individually, who are personally known to me or have produced driver's license as identification.

                                        /s/
                                        --------------------------

   Print Name: _________________________
   Notary Public, State of _________________